UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

CREDIT SUISSE TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

CREDIT SUISSE TRUST - INTERNATIONAL EQUITY FLEX III PORTFOLIO
Eleven Madison Avenue
New York, New York 10010

Your Vote is Important

Dear Shareholder:

We are writing to you to solicit your votes with regard to your approval of a new investment advisory agreement between the Credit Suisse Trust (the “Trust”), on behalf of the International Equity Flex III Portfolio (the “Portfolio”), and Credit Suisse Asset Management, LLC (“Credit Suisse”), the investment adviser to the Portfolio.

The Board of Trustees of the Trust (the “Board”) has recently reviewed and unanimously endorsed a proposal to enter into a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Portfolio, and Credit Suisse.  Under the Portfolio’s current investment advisory agreement with Credit Suisse (the “Current Advisory Agreement”), Credit Suisse is paid an advisory fee at an annualized rate of 1.20% plus a variable rate that adjusts upward or downward based on the Portfolio’s performance relative to a specific index during a performance measurement period.  Under the New Advisory Agreement, Credit Suisse would be paid an annualized advisory fee of 1.00% without any performance adjustment. Except for the change in fee rate and structure, all material terms of the New Advisory Agreement are identical to those of the Current Advisory Agreement. We are pleased to invite you to attend a Special Meeting of Shareholders (the “Meeting”) to consider the approval of the New Advisory Agreement.

The Board and Credit Suisse each believe that the change in fee rate and structure is in the best interests of the Portfolio’s shareholders.

The costs associated with this proxy are being paid for by Credit Suisse and its affiliates and not by the Portfolio or its shareholders.

The Board members of the Trust believe that the proposal described in the accompanying Proxy Statement is important and recommend that you read the enclosed materials carefully and then vote FOR the proposal.

Detailed information about the proposal may be found in the attached Proxy Statement.  You are entitled to vote at the Meeting and any adjournments thereof if you owned shares of the Portfolio at the close of business on June 1, 2009.  As a convenience to shareholders, you can vote:

•                                          By mail, with the enclosed proxy card; or

•                                          In person at the Meeting.

Whichever voting method you use, please read the full text of the Proxy Statement before you vote.

If you have any questions regarding the proposal, please feel free to call The Altman Group, Inc. at (201) 806-7300 between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time Monday to Friday.

It is important that your voting instructions be received promptly.

Respectfully,

/s/ J. Kevin Gao
J. Kevin Gao
Secretary of the Trust

June [    ], 2009

                    , 2009

CREDIT SUISSE TRUST — INTERNATIONAL EQUITY FLEX III PORTFOLIO

IMPORTANT NEWS FOR PORTFOLIO SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the proposal you are being asked to vote on.

Q & A: QUESTIONS AND ANSWERS

Q.                                   WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE?

A                                      Shareholders of the International Equity Flex III Portfolio (the “Portfolio”) are being asked to consider a proposed new investment advisory agreement.  Currently, the Portfolio pays Credit Suisse Asset Management, LLC (“Credit Suisse”), its investment adviser, a base fee of 1.20% (annualized) of average net assets plus or minus a performance adjustment of up to 0.20%.  The performance adjustment varies on a monthly basis depending on the Portfolio’s performance relative to that of the MSCI Emerging Markets Free Index, its previous benchmark index.  The new investment advisory agreement provides for an annualized advisory fee of 1.00% without any performance adjustment.  More information on the current advisory fee and the proposed advisory fee is provided in the Proxy Statement.

The new investment advisory agreement will not result in any change in the Portfolio’s investment objective or investment strategies or in the level and quality of investment advisory services provided by Credit Suisse to the Portfolio.

Q.                                   WHY HAS THE NEW INVESTMENT ADVISORY AGREEMENT BEEN PROPOSED?

A:                                   The new investment advisory agreement has been proposed for a number of reasons, as set out in the proxy statement, including:

•                  the performance fee under the current investment advisory agreement is based on the Portfolio’s performance relative to its previous benchmark index, and not its current benchmark index;

•                  the fee structure under the current investment advisory agreement no longer necessarily aligns Credit Suisse’s and shareholders’ interests, which was what it was intended to do; and

•                  a fee rate based exclusively on a percentage of the Portfolio’s assets will provide for more stable operating expenses for the Portfolio because the amount of the advisory fee will not fluctuate based on performance results.

Q.                                   HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

A.                                   After careful consideration, the Board of Trustees of Credit Suisse Trust, including the Trustees who are not “interested persons” (as that terms is defined in the Investment Company Act of 1940, as amended), unanimously recommends that you vote in favor of the proposal described in the accompanying Proxy Statement.

Q.                                   WHO PAYS FOR THIS PROXY EXPENSE?

A.                                   The reasonable, ordinary costs associated with this proxy are being paid for by Credit Suisse and its affiliates and not by the Portfolio or any shareholder.

THANK YOU FOR VOTING PROMPTLY.
YOUR VOTE IS IMPORTANT.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.                                       Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.                                       Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.                                       All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration		Valid Signatures

Corporate Accounts
(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	Joe Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee
	u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1)	John B. Smith, Custodian
	f/b/o John B. Smith Jr. UGMA	John B. Smith, Jr.
(2)	John B. Smith	John B. Smith, Jr.
Executor

 CREDIT SUISSE TRUST - INTERNATIONAL EQUITY FLEX III PORTFOLIO
Eleven Madison Avenue
New York, New York 10010

NOTICE OF
SPECIAL MEETING OF SHAREHOLDERS
To be Held on July 24, 2009

Dear Shareholders:

Please take notice that a Special Meeting of Shareholders of the International Equity Flex III Portfolio (the “Portfolio”), a series of the Credit Suisse Trust (the “Trust”), will be held on July 24, 2009, at [3:00 p.m.], Eastern Time, at the offices of the Trust, Eleven Madison Avenue, New York, New York 10010, for the following purpose:

Proposal:

To approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Portfolio, and Credit Suisse Asset Management, LLC (“Credit Suisse”), the investment adviser to the Portfolio.  Under the Portfolio’s current investment advisory agreement with Credit Suisse (the “Current Advisory Agreement”), Credit Suisse is paid an advisory fee at an annualized rate of 1.20% plus a variable rate that adjusts upward or downward based on the Portfolio’s performance relative to a specific index during a performance measurement period.  Under the New Advisory Agreement, Credit Suisse would be paid an annualized fee of 1.00% without any performance adjustment.  Except for the change in fee rate and structure, all material terms of the New Advisory Agreement are identical to those of the Current Advisory Agreement.

The Board of Trustees of the Trust unanimously recommends that shareholders vote in favor of the proposal.

Holders of record shares of the Portfolio at the close of business on June 1, 2009 are entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.  You can vote:

•                                          By mail, with the enclosed proxy card; or

•                                          In person at the Special Meeting of Shareholders.

It is important that proxies be returned promptly.

If you have any questions regarding the proposal, please feel free to call The Altman Group, Inc., at (201) 806-7300.

By Order of the Board of Trustees,

/s/ J. Kevin Gao
J. Kevin Gao
Secretary of the Trust

Your prompt attention to the enclosed proxy will help to avoid the expense of further solicitation.

June [    ], 2009

CREDIT SUISSE TRUST - INTERNATIONAL EQUITY FLEX III PORTFOLIO
Eleven Madison Avenue
New York, New York 10010

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
JULY 24, 2009

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Credit Suisse Trust (the “Trust”) for use at the Special Meeting of Shareholders of the International Equity Flex III Portfolio (the “Portfolio”), a series of the Trust to be held at the offices of the Trust, Eleven Madison Avenue, New York, New York 10010, on July 24, 2009, at [3:00 p.m.], Eastern Time, and at any and all adjournments thereof (the “Special Meeting”).

This Proxy Statement, Notice of Special Meeting and the proxy cards are first being mailed to shareholders on or about June [    ], 2009 or as soon as practicable thereafter.  Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Trust, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, New York 10010) or in person at the Special Meeting by executing a superseding proxy or by submitting a notice of revocation.  All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, in favor of the Proposal referred to in this Proxy Statement.

The Portfolio provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes.  You may receive an additional copy of the most recent annual report for the Portfolio, without charge, by calling 1-877-870-2874 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, Massachusetts 02205-5030.

The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the shares entitled to be cast of the Portfolio shall be necessary and sufficient to constitute a quorum.  In the event that the necessary quorum to transact business or the vote required to approve or reject the Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal.  Any such adjournment will require the affirmative vote of the holders of a majority of the Portfolio’s shares present in person or by proxy at the Special Meeting.  The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” will be treated as shares that are present but which have not been voted.  Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.  Accordingly, shareholders are urged to forward their voting instructions promptly.  Abstentions and broker non-votes will have the effect of votes AGAINST the Proposal for purposes of tabulating votes necessary for the Proposal’s approval.

Approval of the Proposal will require the affirmative vote of a majority of the outstanding voting securities of the Portfolio (“Majority Vote”).  “Majority Vote” for purposes of this proxy statement, and under the Investment Company Act of 1940, as amended (the “1940 Act”), means the lesser of (i) 67% of the shares represented at the Special Meeting, if more than 50% of the outstanding shares of the Portfolio are represented at the Special Meeting or (ii) more than 50% of the outstanding shares of the Portfolio.

The Portfolio offers its shares only to certain insurance companies (“Participating Insurance Companies”) for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts, variable life insurance contracts, and tax qualified pension and retirement plans.  Under current law, the Participating Insurance Companies are required to solicit voting instructions from variable annuity contract owners who beneficially own shares in the Portfolio as of the Record Date (as defined below) and must vote all shares held in the separate account in proportion to the voting instructions received for the Special Meeting, or any adjournment thereof.  The Participating Insurance Companies will vote shares of the Portfolio for which no instructions have been received in the same proportion as they vote shares for which they have received instructions.  Abstentions will have the effect of a negative vote on the Proposal.  Unmarked voting instructions will be voted in favor of the Proposal.

Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote.  As of June 1, 2009 (the “Record Date”), the Portfolio had [                  ] shares outstanding.

The persons who owned more than 5% of the Portfolio’s outstanding shares as of the Record Date, to the knowledge of the Portfolio, are set forth in APPENDIX A hereto.

Directors and executive officers of the Portfolio have no beneficial ownership in the Portfolio.

PROPOSAL

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Introduction

The shareholders of the Portfolio will be asked at the Special Meeting to approve a new Investment Advisory Agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Portfolio, and Credit Suisse Asset Management, LLC (“Credit Suisse”).  Credit Suisse acts as the investment adviser to the Portfolio pursuant to an investment advisory agreement (the “Current Advisory Agreement”) between the Trust, on behalf of the Portfolio, and Credit Suisse, dated October 1, 2006.

The New Advisory Agreement was unanimously approved by the Board, including all of the Trustees who are not parties to the New Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such parties (the “Independent Trustees”), at a meeting held on May 12, 2009.

At the meeting, Credit Suisse, as investment adviser to the Portfolio, recommended to the Board that the Portfolio approve the New Advisory Agreement pursuant to which Credit Suisse would be entitled to receive a monthly fee calculated at an annual rate of 1.00% of the Portfolio’s average daily net assets.  Under the Current Advisory Agreement, Credit Suisse receives a monthly fee of 1/12 of 1.20% of the average daily closing net asset value of the Portfolio, adjusted by a performance fee (positive or negative) of up to 0.20% based on the Portfolio’s performance relative to its former benchmark index, the MSCI Emerging Markets Free Index (the “Emerging Markets Index”).  This difference in fee structure is the only material difference between the Current Advisory Agreement and the New Advisory Agreement.  The only other differences between the Current Advisory Agreement and the New Advisory Agreement are the period of the initial term and the effective date.  All other terms of the Current Advisory Agreement and the New Advisory Agreement are identical.

The New Advisory Agreement as approved by the Board is now being submitted for approval by the shareholders of the Portfolio.  If the New Advisory Agreement is approved by a Majority Vote of the outstanding shares of the Portfolio: (i) the Current Advisory Agreement will automatically terminate; (ii) the New Advisory Agreement will go into effect on the date thereof; and (iii) it will continue in effect for an initial one-year term, after which it will continue from year to year thereafter, subject to approval annually by the Board or by a Majority Vote of the outstanding shares of the Portfolio, and also, in either event, approval by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval.  If the shareholders of the Portfolio should fail to approve the New Advisory Agreement, the Board shall consider appropriate action with respect to such non-approval of the New Advisory Agreement.

A form of the New Advisory Agreement marked to show changes from the Current Advisory Agreement is attached hereto as APPENDIX B.

Credit Suisse’s principal office is located at Eleven Madison Avenue, New York, New York 10010.

Background Information Regarding the Portfolio

Effective May 1, 2009, the Portfolio’s investment strategy changed to those of a “flexible 130/30” fund.  Under its new strategies, the Portfolio invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of foreign companies and derivatives providing exposure to equity securities of foreign companies.  The Portfolio generally will (i) purchase securities, either directly or through derivatives, in an amount up to approximately 130% of its net assets and (ii) sell securities short (which means, sell borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop), either directly or through derivatives, in an amount up to approximately 30% of its net assets, as described more fully in the Portfolio’s prospectus.

Currently, Credit Suisse Asset Management Securities, Inc. (“CSAMSI”), an affiliate of Credit Suisse, and State Street Bank and Trust Company (“State Street”) serve as co-administrators to the Portfolio.  CSAMSI’s address is Eleven Madison Avenue, New York, New York 10010.  State Street’s principal business address is One Lincoln Street, Boston, Massachusetts 02111.  State Street also serves as custodian for the assets of the Portfolio.  CSAMSI is the distributor of the shares of the Portfolio.  These service agreements will not be affected by the proposed New Advisory Agreement.

Description of Current Advisory Agreement

Credit Suisse Asset Management, LLC, located at Eleven Madison Avenue, New York, New York 10010, is part of the asset management business of Credit Suisse Group, one of the world’s leading banks.  Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide.  The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

Additional information about Credit Suisse, its managers and principal executive officers is presented in APPENDIX C.  Additional information about officers and directors of the Trust and/or the Portfolio who are also officers, employees, directors, general partners or shareholders of Credit Suisse is presented in APPENDIX D.  Credit Suisse advises two other funds with investment objectives identical to those of the Portfolio, the Credit Suisse Trust - International Equity Flex I Portfolio and the Credit Suisse Trust - International Equity Flex II Portfolio.  Additional information about these other funds is presented in APPENDIX E.

Pursuant to the Current Advisory Agreement, subject to the supervision and direction of the Board, Credit Suisse is responsible for managing the Portfolio in accordance with the Portfolio’s stated investment objective and policies.  Credit Suisse is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Portfolio’s assets.  In addition to expenses that Credit Suisse may incur in performing its services under the Current Advisory Agreement, Credit Suisse pays the compensation, fees and related expenses of all Trustees, who are affiliated persons of Credit Suisse or any of its subsidiaries, and of any sub-advisers to the Portfolio.  The Portfolio pays all other expenses incurred in its operations, including general administrative expenses.

The Current Advisory Agreement was last submitted to a vote of the shareholders on August 11, 2006 in order to change the investment advisory fee from a rate based on a percentage of assets to the current structure, which, as stated above, is a base fee computed as a percentage of assets plus a variable rate that adjusts upward or downward based upon the Portfolio’s performance relative to the Emerging Markets Index during a performance measurement period.

The Emerging Markets Index is no longer the Portfolio’s benchmark index as a result of the recent changes in the Portfolio’s investment strategies.  The Portfolio’s new benchmark index, in light of the changes to its investment strategies, is the MSCI EAFE Index (the “EAFE Index”).

As compensation for its services to the Portfolio under the Current Advisory Agreement, Credit Suisse receives an investment advisory fee that consists of two components: (1) a monthly base management fee calculated by applying an annualized rate of 1.20% to the Portfolio’s average daily closing net asset value (“Base Fee”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.20% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The actual rate of the Performance Adjustment is based on the Portfolio’s performance relative to the Emerging Markets Index, as follows:

Annualized Return (Net of Expenses) Relative to Emerging Markets Index	>2.00%	2.00% to 1.00%	1.00% to 0.00%	0.00% to -1.00%	-1.00% to -2.00%	>-2.00%
Performance Adjustment	+0.20%	+0.10%	None	None	-0.10%	-0.20%

The performance measurement period is generally 36 months.  The performance measurement period is the shorter of (a) the period from the date of the Current Advisory Agreement (which is October 1, 2006) through the end of the month for which the fee is being calculated and (b) the 36-month period preceding the end of the month for which the fee is being calculated.  As of the date of this Proxy Statement, the performance measurement period was 32 months.  The performance measurement period will become and remain 36 months on October 1, 2009.  The Base Fee and the Performance Adjustment are calculated and accrued daily.  The investment advisory fee is paid monthly in arrears.

The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by the Portfolio, depending upon the investment performance of the Portfolio relative to the Emerging Markets Index over the performance measurement period.  No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the investment record of the Emerging Markets Index is 1.00% or greater (plus or minus) during the applicable performance measurement period.  Because the Performance Adjustment is tied to the Portfolio’s relative performance to the Emerging Markets Index (and not its absolute performance), the Performance Adjustment could increase Credit Suisse’s fee even if the Portfolio’s shares lose value during the performance measurement period and could decrease Credit Suisse’s fee even if the Portfolio’s shares increase in value during the performance measurement period.  For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the relevant month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment).  The Portfolio’s performance is calculated net of expenses whereas the Emerging Markets Index does not have any fees or expenses.  Reinvestment of dividends and distributions are included in calculating both the Portfolio’s performance and the Emerging Markets Index’s performance.

If the Portfolio’s average daily net assets remain constant during a 36 month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.20% of current net assets.  When current net assets vary from net assets over the 36 month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.20%, depending upon whether the Portfolio’s net assets had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period.

Suppose, for example, that the Performance Adjustment was being computed after the Portfolio’s assets have been shrinking.  Assume its monthly Base Fee was 1/12th of 1.20% of average daily net assets during the previous month.  Assume also that average daily net assets during the 36 month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.

The Base Fee would be computed as follows:

$200 million x (1.20% / 12) = $200,000

If the Portfolio outperformed or underperformed the Emerging Markets Index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

$500 million x (0.20% / 12) = $83,333, which is approximately 1/12th of 0.500% of $200 million.

If the Portfolio had outperformed the Emerging Markets Index, the total advisory fee rate for that month would be $283,333, which is approximately 1/12th of 1.70% of $200 million.

If the Portfolio had underperformed the Emerging Markets Index, the total advisory fee rate for that month would be $116,667, which is approximately 1/12th of 0.700% of $200 million.

Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 1.70% in the case of outperformance, or approximately 1/12th of 0.70% in the case of underperformance.  Under extreme circumstances, involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee.  In such circumstances, Credit Suisse would reimburse the Portfolio.

By contrast, the Performance Adjustment would be a smaller percentage of current assets if the Portfolio’s net assets were increasing during the performance measurement period.  Suppose, for example, that the Performance Adjustment was being computed after the Portfolio’s assets had been growing.  Assume its average daily net assets during the 36 month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.

The Base Fee would be computed as follows:

$800 million x (1.20% / 12) = $800,000

If the Portfolio outperformed or underperformed the Emerging Markets Index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

$500 million x (0.20% / 12) = $83,333, which is approximately 1/12th of 0.125% of $800 million.

If the Portfolio had outperformed the Emerging Markets Index, the total advisory fee rate for that month would be $883,333, which is approximately 1/12th of 1.325% of $800 million.

If the Portfolio had underperformed the Emerging Markets Index, the total advisory fee rate for that month would be $716,667, which is approximately 1/12th of 1.075% of $800 million.

Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 1.325% in the case of out performance or approximately 1/12th of 1.075% in the case of underperformance.

For the fiscal year ended December 31, 2008, the advisory fee payable to Credit Suisse from the Portfolio was comprised of a Base Fee of 1.20% and a Performance Adjustment of (0.31)%.  The total compensation paid to Credit Suisse by the Portfolio for the fiscal year ended December 31, 2008 (after waivers and reimbursements) was $743,720.  If the proposed fee of 1.00% (as discussed below) had been in effect during the fiscal year ended December 31, 2008, Credit Suisse would have received $873,173.

Effective May 1, 2009, Credit Suisse has contractually agreed to waive its fee so that it does not exceed an annual rate of 1.00% of the Portfolio’s average daily net assets (which is the same rate as the rate in the New Advisory Agreement).  Credit Suisse may terminate such contractual waiver on 30 days prior notice to the Trust.

As noted above, CSAMSI serves as co-administrator to the Portfolio.  CSAMSI provides shareholder liaison services to the Portfolio and performs other services, such as certain executive and administrative services, and furnishing certain corporate secretarial services.  As compensation for its administrative services to the Portfolio, CSAMSI receives compensation as a percentage of the average daily net assets of the Portfolio.  The aggregate fee paid by the Portfolio to CSAMSI for administrative services for the fiscal year ended December 31, 2008 was $104,654.

For administration, investment accounting, transfer agency and/or other services, Credit Suisse or its affiliates may pay certain authorized broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries a fee (the “Service Fee”).  The Portfolio may reimburse part of the Service Fee at rates it would normally pay to the transfer agent for providing such services.  The Portfolio reimbursed Service Fees to Credit Suisse of $0, for the fiscal year ended December 31, 2008.

Merrill Corporation (“Merrill”), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing and fulfillment services.  For the fiscal year ended December 31, 2008, the Portfolio paid Merrill $22,884 for its services.

Regardless of whether the New Advisory Agreement is approved, Credit Suisse will continue to serve as investment adviser to the Portfolio and the current service providers will continue to provide administrative, distribution, custodial and transfer agency services to the Portfolio.

Description of the New Advisory Agreement

Except for the change in fee rate and structure, the period of the initial term and the effective date, all terms of the New Advisory Agreement are identical to those of the Current Advisory Agreement.  It is anticipated that the same services will be provided under the New Advisory Agreement as under the Current Advisory Agreement.

The proposed investment advisory fee to be paid to Credit Suisse by the Portfolio is a monthly fee calculated at an annual rate of 1.00% (which is 0.20% less than the current Base Fee) of the Portfolio’s average daily net assets.

If approved, the New Advisory Agreement is expected to become effective as soon as practicable after the Special Meeting.

Comparison of Current and Pro Forma Advisory Fees During the Previous Fiscal Year

The following table shows: (1) the dollar amount of the actual advisory fees paid by the Portfolio, after all applicable waivers, for the fiscal year ended December 31, 2008; (2) the dollar amount of the pro forma advisory fees that would have been paid by the Portfolio, after all applicable waivers, if the proposed fee structure had been in effect during such fiscal year; (3) the difference between the amount of the pro forma advisory fees, net of any waivers, that would have been paid under the proposed fee structure and the amount of the actual advisory fees paid, net of any waivers; and (4) the percentage increase (or decrease) in advisory fees, expressed as a percentage of the actual advisory fees’ amount.  Such percentage difference is positive when the amount of the pro forma advisory fees would have been larger than the amount of the actual advisory fees paid by the Portfolio and negative when the amount of the pro forma advisory fees would have been smaller than the amount of the actual advisory fees paid by the Portfolio.  For purposes of pro forma calculations, it is assumed that the proposed fee structure would have been in effect during the entire fiscal year ended December 31, 2008.

Actual Net Advisory Fees Earned	Pro Forma Advisory Fees Earned	Difference in Net Advisory Fees	Percentage Increase (Decrease) in Advisory Fees
$743,720	$873,173	$129,453	17%

Comparison of Current and Pro Forma Expense Ratio

The following tables describe annual Portfolio operating expenses that you may pay if you buy and hold shares of the Portfolio under the current fee structure and under the proposed new fee structure.  For purposes of pro forma calculations, it is assumed that the proposed fee structure would have been in effect during the entire fiscal year ended December 31, 2008.  The fees and expenses shown were determined based upon net assets as of the fiscal year ended December 31, 2008.

The tables and the example below do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors.  The Portfolio’s expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees are those paid directly from your investment and may include sales loads, redemption fees or exchange fees.  Annual Portfolio operating expenses are paid out of the Portfolio’s assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services.  You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

Shareholder Fees (Paid Directly From Your Investment)

(Current and Pro Forma Structure)

Sales Charge (Load) On Purchases	None
Deferred Sales Charge (Load)	None
Sales Charge (Load) On Reinvested Distributions	None
Redemption Fee	None
Exchange Fee	None

Annual Portfolio Operating Expenses Before Waivers (Deducted From Portfolio Assets)

	Management Fee	Distribution & 12b-1 Fee	Other Expenses	Less Performance Fee Adjustment	Total Operating Expenses
Current	1.20%	None	1.20%	(0.20)%	2.20%
Pro Forma	1.00%	None	1.20%	0%	2.20%

During the fiscal year ended December 31, 2008, fee waivers and expense reimbursements reduced the annual fund operating expenses of the Portfolio.  Fee waivers and expense reimbursements are voluntary and may be discontinued at any time.  Set forth below is actual and pro forma expense information assuming the current expense waiver remains in effect through December 31, 2009:

Annual Portfolio Operating Expenses After Waivers (Deducted From Portfolio Assets)

	Management Fee	Distribution & 12b-1 Fee	Other Expenses	Total Operating Expenses
Current	0.95%	None	1.20%	2.15%
Pro Forma	0.95%	None	1.20%	2.15%

Examples

The following examples are based on expenses as shown in the first two tables above (before waivers).  These examples are intended to help you compare the cost of investing in the Portfolio under both the current fee structure and the proposed new fee structure with the cost of investing in other mutual funds.  The examples assume that you invest $10,000 in the Portfolio for the time periods indicated.  The examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year	5 Years	10 Years
Current	$223	$688	$1,180	$2,534
Pro Forma	$223	$688	$1,180	$2,534

Board of Trustees Recommendation

On May 12, 2009, the Board, including all of the Independent Trustees, voted unanimously to approve the New Advisory Agreement and to recommend its approval to shareholders.

For more information about the Board’s deliberations and the reasons for its recommendation, please see “Board of Trustees Evaluation” below.

THE BOARD OF THE TRUST RECOMMENDS THAT SHAREHOLDERS OF THE PORTFOLIO VOTE IN FAVOR OF THE APPROVAL OF THE NEW ADVISORY AGREEMENT.

Board of Trustees Evaluation

At an in-person meeting of the Board on May 12, 2009, the Board considered the approval of the proposed New Advisory Agreement.  Representatives of Credit Suisse met with the Board and discussed the reasons Credit Suisse is suggesting the proposed fee structure and the benefits that Credit Suisse believes the new fee structure would have for the Portfolio.  At this meeting, the Board was also provided with other information and data relevant to the Board’s consideration of the New Advisory Agreement.  This included information regarding the investment performance of the Portfolio and information regarding the current and the proposed fees and expenses of the Portfolio, as compared to other similar mutual funds.  In addition to the information about the Portfolio and Credit Suisse that had been provided to them at this meeting, as part of its deliberations, the Board considered and relied upon information about the Portfolio and Credit Suisse that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Portfolio and its operations.

In considering whether to approve the proposed New Advisory Agreement, the Board noted that it approved the Current Advisory Agreement and the current fee structure in February 2006 in an effort to more closely align Credit Suisse’s interests with those of shareholders.  However, the Board indicated that it was of the view that the current fee structure no longer necessarily aligned such interests for the following reasons:

•                 In light of the recent changes in the Portfolio’s investment strategies and the related change in benchmark index, it would be illogical for the Portfolio to continue to pay a performance fee based on the Portfolio’s performance relative to the Emerging Market Index, as the Emerging Markets Index no longer has any relevance to the Portfolio.  Under the Current Advisory Agreement, if the Portfolio outperformed the Emerging Markets Index, the Portfolio’s advisory fee could be increased, even if the Portfolio underperformed the EAFE Index.  Conversely, if the Portfolio underperformed the Emerging Markets Index, the Portfolio’s advisory fee could be reduced under the Current Advisory Agreement, even if the Portfolio outperformed the EAFE Index.

•                 Changing the index to the EAFE Index would not serve to align Credit Suisse’s and shareholders’ interests, due to the manner in which the Performance Adjustment is calculated (specifically, being based on average daily net assets over the performance measurement period).  As described above, when current net assets vary from net assets over the performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, depending on whether the Portfolio’s net assets had been increasing or decreasing during the performance measurement period.  Over the current performance measurement period, which is from October 1, 2006 to April 30, 2009, the Portfolio has experienced a significant decline in assets.  As a result, the dollar impact of underperformance currently exceeds the maximum downward adjustment of 0.20%; as of April 30, 2009, the dollar impact equaled a reduction of 0.62%, resulting in Credit Suisse’s fees being 0.58% (on an annualized basis).  Such negative dollar impact has resulted in Credit Suisse not receiving a reasonable fee, and continuation of the current fee structure would result in an ongoing uneconomic fee far out of proportion to the intended impact of the Performance Adjustment.

The Board also noted that that the proposed fee rate will provide for more stable operating expenses for the Portfolio because the amount of the advisory fee will not fluctuate based on performance results.  Further, the Board noted that the Portfolio’s advisory fee under the New Advisory Agreement may, in many instances, be lower than it would be under the Current Advisory Agreement.  The Board also considered that there were two other Credit Suisse Funds, as identified in APPENDIX E, with identical investment strategies to the Portfolio, and that neither of such funds has a performance-based fee.  The Board noted that the proposed fee rate for the Portfolio was the same as the lower advisory fee rate of such two other funds.

In addition, the Board examined Credit Suisse’s analysis of the key differences between the existing and proposed fee arrangements and the impact of the proposed fee on the Portfolio’s expense ratio.

At the November 19, 2008 Board meeting of the Trust, the Board approved the Current Advisory Agreement after fully considering factors relating to the investment advisory fee rates paid to Credit Suisse, the nature, extent, and quality of services provided by Credit Suisse under the Current Advisory Agreement, the profitability of Credit Suisse based on fees received under the Current Advisory Agreement, whether economies of scale were being passed on to shareholders, and other benefits that Credit Suisse received as a result of its relationship with the Portfolio.  At the May 12, 2009 Board meeting, the Board considered these factors but did not make an additional full review because of the short length of time that had passed since approving the Current Advisory Agreement and because, with the exception of the fee structure, the Current Advisory Agreement was, in all material respects, identical to the New Advisory Agreement.

In approving the New Advisory Agreement and the proposed fee under such New Advisory Agreement, the Board concluded that:

•                 the fee structure under the Current Advisory Agreement no longer necessarily aligned Credit Suisse’s and shareholders’ interests for the reasons specified above;

•                 the proposed fee rate will provide for more stable operating expenses for the Portfolio because the amount of the advisory fee will not fluctuate based on performance results, and may, in many instances, result in a lower advisory fee for the Portfolio than if the Portfolio continued paying the current fee;

•                 the new fee rate is reasonable based on comparisons to other Credit Suisse funds with like objectives and policies and to other mutual funds with similar investment mandates;

•                 it was satisfied with the nature, extent and quality of the investment advisory services that would continue to be provided to the Portfolio by Credit Suisse.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the New Advisory Agreement.  The Independent Trustees were advised by separate independent legal counsel throughout the process.  In addition, the Board took into account the lack of any anticipated adverse impact to the Portfolio as a result of the New Advisory Agreement.

ADDITIONAL INFORMATION

General

The reasonable, ordinary costs of the Special Meeting (estimated at $          including the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and Proxy Statement and all other costs incurred in connection with the solicitation of proxies) will be paid entirely by Credit Suisse and/or its affiliates (and not by the Portfolio).

Credit Suisse has retained the services of The Altman Group, Inc. (the “Agent”) to assist in the processing of votes received.

If the shareholder wishes to participate in the Special Meeting, the shareholder may submit the proxy card originally sent with the proxy statement or attend in person.  Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Agent toll-free at (201) 806-7300.  Any proxy given by a shareholder is revocable.

Delivery of Proxy

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a Portfolio shareholder of record.  If a shareholder needs an additional copy of this Proxy Statement, please contact the Portfolio at (877) 870-2874.  If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of his/her household, please call the Portfolio at (877) 870-2874 or contact the Portfolio in writing at:

Credit Suisse Trust

P.O. Box 55030

Boston, Massachusetts, 02205-5030

Shareholder Proposals

Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, NY 10010.  Any written proposal must be delivered to or mailed and received at the principal executive offices of the Portfolio not later than sixty (60) days prior to the date of the meeting.  However, if less than seventy (70) days’ notice of the date of the meeting is given or made to the shareholders, any written proposal by a shareholder must be received not later than the close of business on the tenth day following the day on which the date of the special meeting was given.  The timely submission of a proposal does not guarantee its inclusion.

Other Business

Management knows of no business to be presented to the Special Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Portfolio.

By Order of the Board of Trustees,

/s/ J. Kevin Gao
J. Kevin Gao
Secretary of the Trust
New York, New York
June [ ], 2009

APPENDIX A

Owners of More Than 5% of the Outstanding

Shares of the International Equity Flex III Portfolio+ *

Name and Address	Number of Shares Owned of Record	Percent of Shares Outstanding

	[ ]	[ ]	%

	[ ]	[ ]	%

	[ ]	[ ]	%

+                                         As of [                     ], 2009.

*                                         The Portfolio believes these entities are not the beneficial owners of shares held of record by them.

A-1

APPENDIX B

Form of New Advisory Agreement
Marked Against Current Advisory Agreement

INVESTMENT ADVISORY AGREEMENT

~~October 1, 2006~~

[                 ], 2009

Credit Suisse Asset Management, LLC

~~466 Lexington~~Eleven Madison Avenue
New York, New York ~~10017-3147~~10010

Dear Sirs:

Credit Suisse Trust on behalf of the International Equity Flex III Portfolio (formerly, the Emerging Markets Portfolio) (the “Trust”), a business trust organized under the laws of the Commonwealth of Massachusetts, herewith confirms its agreement with Credit Suisse Asset Management, LLC (the “Adviser”) as follows:

1.             Investment Description; Appointment

The Trust desires to employ the capital of the Trust by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Agreement and Declaration of Trust, as may be amended from time to time, and in the Trust’s Prospectus(es) and Statement(s) of Additional Information as from time to time in effect (the “Prospectus” and “SAI,” respectively), and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Trust’s Prospectus and SAI have been or will be submitted to the Adviser. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Trust. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2.             Services as Investment Adviser

Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will (a) act in strict conformity with the Trust’s Agreement and Declaration of Trust, the Investment Company Act of 1940 (the “1940 Act”) and the Investment Advisers Act of 1940, as the same may from time to time be amended, (b) manage the Trust’s assets in accordance with the Trust’s investment objective and policies as stated in the Trust’s Prospectus and SAI, (c) make investment decisions for the Trust, (d) place purchase and sale orders for securities on behalf of the Trust, (e) exercise voting rights in respect of portfolio securities and other investments for the Trust, and (f) monitor and evaluate the services provided by the Trust’s investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s). In providing those services, the Adviser will provide investment research and supervision of the Trust’s investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Trust’s assets. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Trust may hold or contemplate purchasing.

Subject to the approval of the Board of Trustees of the Trust and where required, the Trust’s shareholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of the Trust and may delegate to such investment sub-adviser(s) the responsibilities described in subparagraphs (b), (c), (d) and (e) above. In the event that an investment sub-adviser’s engagement has been terminated, the Adviser shall be responsible for furnishing the Trust with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreements or arranging for a successor investment sub-adviser(s) to provide such services on terms and conditions acceptable to the Trust and the Trust’s Board of Trustees and subject to the requirements of the 1940 Act.

3.             Brokerage

In executing transactions for the Trust, selecting brokers or dealers and negotiating any brokerage commission rates, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as the same may from time to time be amended) provided to the Trust and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

4.             Information Provided to the Trust

The Adviser will keep the Trust informed of developments materially affecting the Trust, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

5.             Standard of Care

The Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2, 3 and 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or to shareholders of the Trust to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement.

6.             Compensation

In consideration of the services rendered pursuant to this Agreement, the Trust will pay the Adviser a monthly fee ~~of 1/12 of 1.20~~calculated at an annual rate of 1.00% of the Portfolio’s average daily ~~closing net asset value of the Portfolio (the “Base Fee”), adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect, the base~~net assets. The fee for the period from the date of this Agreement to the end of the month shall be prorated according to the proportion that such period bears to the full monthly period.  Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion ~~which~~that such period bears to the full ~~month.~~monthly period and shall be payable upon the date of termination of this Agreement.  For the purpose of determining fees payable to the Adviser, the value of the Trust’s net assets shall be computed at the times and in the manner specified in the Trust’s Prospectus or SAI.

7.             Expenses

The Adviser will bear all expenses in connection with the performance of its services under this Agreement. The Trust will bear its proportionate share of certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust who are not officers, directors, or employees of the Adviser, any sub-adviser or any of their affiliates; fees of any pricing service employed to value shares of the Trust; Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Trust’s proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and ..printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of the shareholders of the Trust and of the officers or Board of Trustees of the Trust; and any extraordinary expenses.

The Trust will be responsible for nonrecurring expenses which may arise, including costs of litigation to which the Trust is a party and of indemnifying officers and Trustees of the Trust with respect to such litigation and other expenses as determined by the Trustees.

8.             Services to Other Companies or Accounts

The Trust understands that the Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and to one or more other investment companies or series of investment companies, and the Trust has no objection to the Adviser so acting, provided that whenever the Trust and one or more other accounts or investment companies or portfolios advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each entity. The Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Trust. In addition, the Trust understands that the persons employed by the Adviser to assist in the performance of the Adviser’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render, services of whatever kind or nature, provided that doing so does not adversely affect the ability of the adviser to perform its services under this Agreement.

9.             Term of Agreement

This Agreement shall continue for an initial ~~two~~one-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a “majority” (as defined in the 1940 Act) of the Trust’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not “interested persons” (as defined in said Act) of any party to this Agreement; by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days’ written notice, by the Board of Trustees of the Trust or by vote of holders of a majority of the Trust’s shares, or upon 90 days’ written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

10.           Representation by the Trust

The Trust represents that a copy of its Agreement and Declaration of Trust, dated March 15, 1995, together with all amendments thereto, is on file in the office of the Secretary of State of the Commonwealth of Massachusetts.

11.           Limitation of Liability

It is expressly agreed that this Agreement was executed by or on behalf of the Trust and not by the Trustees of the Trust or its officers individually, and the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust individually, but bind only the assets and property of the Trust, as provided in the Agreement and Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees and the sole shareholder of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees and shareholder nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Agreement and Declaration of Trust.

12.           Miscellaneous

The Trust recognizes that directors, officers and employees of the Adviser may from time to time serve as directors, trustees, officers and employees of corporations and business trusts (including other investment companies) and that such other corporations and trusts may include the name “CS” or “Credit Suisse” (or any combination thereof) or as part of their names, and that the Adviser or its affiliates may enter into advisory or other agreements with such other corporations and trusts. If the Adviser ceases to act as the investment adviser of the Trust’s shares, the Trust agrees that, at the Adviser’s request, the Trust’s license to use the words “CS” or “Credit Suisse” (or any combination thereof) will terminate and that the Trust will take all necessary action to change the name of the Trust to names not including the words “CS” or “Credit Suisse” (or any combination thereof).

Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

Very truly yours,

CREDIT SUISSE TRUST ON BEHALF OF THE ~~EMERGING MARKETS~~INTERNATIONAL EQUITY FLEX III PORTFOLIO

By:
Name:
Title:

Accepted:

CREDIT SUISSE ASSET MANAGEMENT, LLC

By:
Name:
Title:

~~SCHEDULE A~~

~~PERFORMANCE ADJUSTMENT~~

~~Beginning with the Base Fee payable for ______ 2006 and in month 13 from the date of this agreement, the Base Fee shall be adjusted monthly based upon the investment performance of the Fund in relation to the cumulative investment record of the Fund’s benchmark, the MSCI Emerging Markets Free Index (the “Index”), over the “Performance Period” (such adjustment being referred to herein as the “Performance Adjustment”). The “Performance Period” is defined as the shorter of (a) the period from the date of this Agreement through the end of the month for which the fee is being calculated and (b) the 36-month period preceding the end of the month for which the fee is being calculated.~~

~~The Performance Adjustment shall be calculated by subtracting the investment record of the Index from the investment performance of the Fund. If there is less than a 1.00% difference (plus or minus) between the investment performance of the Fund and the investment record of the Index, the Fund pays the Adviser the Base Fee with no adjustment. If the difference between the investment performance of the Fund and the investment record of the Index is 1.00% or greater during any Performance Period, the Base Fee will be subject to an upward or downward performance adjustment of 1/12 of 0.10% for every full 1.00% increment by which the Fund outperforms or underperforms the Index. The maximum percentage used in calculating the Performance Adjustment (positive or negative) in any month is 1/12 of 0.20%. The Performance Adjustment is applied against the Fund’s average daily net assets during the Performance Period.~~

~~For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the relevant month for the Base Fee versus average daily net assets during the Performance Period for the Performance Adjustment). The Base Fee is calculated and accrued daily. The Performance Adjustment is accrued and calculated daily. The investment advisory fee is paid monthly in arrears.~~

~~The average daily net asset value of the Fund, or any class thereof, shall be determined in the manner set forth in the Trust’s Declaration of Trust, Bylaws and registration statement, each as may be amended from time to time.~~

~~The investment performance of the Fund will be the sum of:~~

~~(1)   the change in the Fund’s net asset value (“NAV”) per share during the Performance Period; plus~~

~~(2)   the value of the Fund’s cash distributions per share accumulated to the end of the Performance Period; plus~~

~~(3)           the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period; expressed as a percentage of the Fund’s NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Fund at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.~~

~~The investment record of the Index will be the sum of:~~

~~(1)           the change in the level of the Index during the Performance Period;~~

~~plus~~

~~(2)           the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period; expressed as a percentage of the Index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.~~

~~If, consistent with the Trust’s Agreement and Declaration of Trust and By-laws, as amended, the Trustees should subsequently decide to divide shares of the Fund into two or more separate classes, the oldest class of shares will be used for purposes of determining the Performance Adjustment. From time to time, subject to compliance with applicable law, the Trustees may, by vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such parties, determine that a different class of shares of the Fund is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares (“Successor Class”) is substituted for the existing class in calculating the Performance Adjustment, the use of that Successor Class of shares for purposes of calculating the Performance Adjustment may apply to the entire Performance Period so long as such Successor Class was outstanding at the beginning of such period. If the Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the class of shares previously designated.~~

APPENDIX C

Certain Information About Credit Suisse and Credit Suisse Group

General

Credit Suisse’s sole member is CSAM Americas Holding Corp. located at Eleven Madison Avenue, New York, New York 10010, which is wholly-owned by Credit Suisse Holdings (USA), Inc. (f/k/a Credit Suisse First Boston, Inc.), located at Eleven Madison Avenue, New York, New York 10010, which is indirectly wholly-owned by Credit Suisse Group.

The following chart sets forth information with respect to the name, address and principal occupations of the executive officer(s) and managing member(s) of Credit Suisse.  (Unless otherwise noted, the person’s position at Credit Suisse constitutes his/her principal occupation.) Each person’s address is Eleven Madison Avenue, New York, New York 10010.

Name	Position with Credit Suisse and Principal Occupation
Gary Withers	Managing Director and Chairman of the Management Committee
George Hornig	Managing Director, Member of the Management Committee and Chief Executive Officer
Lori A Cohane	Managing Director
Kevin J. McKenna	Managing Director
Martha B. Metcalf	Managing Director
Yogendran Thambiah	Managing Director
J. Kevin Gao	Secretary and Director
Thomas F. Gordon	Chief Financial Officer and Director
Emidio Morizio	Chief Compliance Officer and Director

C-1

APPENDIX D

Additional Information Regarding Interests in Credit Suisse

The name of each officer or director of the Trust and/or the Portfolio who is also an officer, employee, director, general partner or shareholder of Credit Suisse is listed below.

Name	Position with Credit Suisse	Position with the Trust
George Hornig	Managing Director, Member of the Management Committee and Chief Executive Officer	Chief Executive Officer and President

J. Kevin Gao	Secretary and Director	Vice President, Secretary and Chief Legal Officer

Michael Pignataro	Director and Director of Fund Administration	Chief Financial Officer

Cecilia Chau	Vice President	Treasurer

D-1

APPENDIX E

Other Credit Suisse-Advised Funds With

Investment Objectives Identical to Those of the Portfolio

Name of Fund	Net Assets as of April 30, 2009 (in Millions)	Rate of Compensation to Credit Suisse for Investment Advisory Services (as a percentage of average net assets)	Voluntary Waivers
International Equity Flex I Portfolio	41.3	1.00%	0%

International Equity Flex II Portfolio	32.2	1.25%	1.25%

E-1

PROXY CARD

CREDIT SUISSE TRUST

International Equity Flex III Portfolio

SPECIAL MEETING OF SHAREHOLDERS ON JULY 24, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) J. Kevin Gao and Karen Regan, or either one of them, attorneys, with full power of substitution, to vote all shares of the International Equity Flex III Portfolio of Credit Suisse Trust (the “Fund”), as indicated below, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of the Fund, located at Eleven Madison Avenue, New York, New York, 10010, on July 24, at 3:00 p.m., Eastern time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposal described in the Proxy Statement for the Fund as specified below.

Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  Please sign exactly as name appears at left.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If in a partnership, please sign in partnership name by authorized person.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

- . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - .

  PLEASE FOLD HERE - DO NOT TEAR

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.  Please refer to the Proxy Statement for a discussion of the proposal.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:

	FOR	AGAINST	ABSTAIN

1.

To approve a new investment advisory agreement (the “New Advisory Agreement”) between Credit Suisse Trust, on behalf of the International Equity Flex III Portfolio, and Credit Suisse Asset Management, LLC, the investment adviser to the Portfolio.

	☐	☐	☐

2.	To transact such other business as may properly come before the Special Meeting or any adjournment or adjournments thereof.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Thank you for taking the time to vote your shares.

“Scanner Bar Code”